Exhibit 31.1

CERTIFICATION PURSUANT TO RULES 13a-14(a) AND 15d-14(a) UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Charles Wilson, certify that:

1. I have reviewed this Quarterly Report on Form 10-Q/A of Cogent Biosciences, Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: October 6, 2020	By:	/s/Charles Wilson
Charles Wilson, Ph.D.
Chief Executive Officer and President (Principal Executive Officer)